

<ARTICLE>                     5
<LEGEND>
     This schedule contains summary financial information extracted from (a)
the Condensed Consolidated Balance Sheet as of December 31, 1997 and the
Condensed Consolidated Statement of Operations for the six months ended
December 31, 1997 and is qualified in its entirety by reference to such (b)
statements on Form 10-Q for the six month period ended December 31, 1997.
</LEGEND>
<CIK>                                          0001045536
<NAME>                                         NovaCare Employee Services, Inc.
<MULTIPLIER>                                   1,000
<CURRENCY>                                     US Dollar

<PERIOD-TYPE>                                  6-MOS
<FISCAL-YEAR-END>                              JUN-30-1998
<PERIOD-START>                                 JUL-1-1997
<PERIOD-END>                                   DEC-31-1997
<EXCHANGE-RATE>                                1
<CASH>                                         5,860
<SECURITIES>                                   0
<RECEIVABLES>                                  53,663
<ALLOWANCES>                                   (94)
<INVENTORY>                                    0
<CURRENT-ASSETS>                               63,242
<PP&E>                                         4,508
<DEPRECIATION>                                 (503)
<TOTAL-ASSETS>                                 140,007
<CURRENT-LIABILITIES>                          71,792
<BONDS>                                        6,102
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       271
<OTHER-SE>                                     56,803
<TOTAL-LIABILITY-AND-EQUITY>                   140,007
<SALES>                                        0
<TOTAL-REVENUES>                               569,508
<CGS>                                          0
<TOTAL-COSTS>                                  563,816<F1>
<OTHER-EXPENSES>                               1,094<F2>
<LOSS-PROVISION>                               68
<INTEREST-EXPENSE>                             687
<INCOME-PRETAX>                                3,843
<INCOME-TAX>                                   1,787
<INCOME-CONTINUING>                            2,056
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   2,056
<EPS-PRIMARY>                                  .09
<EPS-DILUTED>                                  .09

(F1) "Total Costs" consist of cost of services and selling and administrative expenses.

(F2) "Other Expenses" consist of amortization of goodwill offset by interest income.

